UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2008

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-142719	460500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 9, 2008 the company was served a complaint by David L. McCartney, a former employee of the company, for damages. The complaint was filed in Superior Court of California, County of San Diego alleging unlawful employment practices which requires a response within 30 days. The complaint is for wages earned but not paid when due, constructive wrongful termination and other miscellaneous charges related thereto in violation of the California Labor code.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

September 11, 2008	By:	E. Eugene Sharer

Name: E. Eugene Sharer
Title: President